TIAA-CREF Funds	Supplement

TIAA-CREF Fixed-Income &

Real Estate Securities Funds

TIAA-CREF Core Plus Bond Fund

SUPPLEMENT NO. 1

dated July 11, 2023, to the Summary Prospectus dated August 1, 2022, as amended and restated March 21, 2023

SUPPLEMENT NO. 2

dated July 11, 2023, to the Statutory Prospectus dated August 1, 2022

Effective July 28, 2023, Anupam Damani will no longer be a portfolio manager of the TIAA-CREF Core Plus Bond Fund (the “Fund”). Therefore, as of that date all references to Ms. Damani will be removed from the Fund’s portfolio management team disclosure in the Summary and Statutory Prospectuses. Joseph Higgins, Kevin R. Lorenz and Nicholas Travaglino will continue to serve as members of the Fund’s portfolio management team.

Effective July 11, 2023, Katherine Renfrew has been added to the portfolio management team of the Fund. Accordingly, the following is hereby added to the entry for the Fund in the sub-section entitled “Portfolio Managers” in the section entitled “Portfolio management” on page 9 and page 48 of the Summary and Statutory Prospectuses, respectively:

Name:	Katherine Renfrew
Title:	Managing Director
Experience on Fund:	since 2023

Additionally, effective July 11, 2023, as a result of the portfolio management team change described above, the following is hereby added to the entry for the Fund in the table of the sub-section entitled “Portfolio management teams” of the section entitled “Management of the Funds” beginning on page 166 of the Statutory Prospectus:

			Total Experience (since dates specified below)
Name & Title	Portfolio Role	Experience Over Past Five Years	At TIAA	Total	On Team
CORE PLUS BOND FUND
Katherine Renfrew
Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—1997 to Present (fixed-income portfolio management, research and trading)	1997	1994	2023

A41405 (7/23)